                                                                   Exhibit 10.4

                                                           [SOUTHERN STAR LOGO]

                                                                 P.O. Box 20010
TA8249                                                       3800 Frederica St.
                                                      Owensboro, Kentucky 42304
                                                                   270/852-5000
October 17, 2003


Missouri Gas Energy, A Division of Southern Union
3420 Broadway
Kansas City, MO 64111

Dear John:

         Reference is made to the Transportation Agreement (Agreement) dated June 15, 2001, between Southern Star Central Gas Pipeline, Inc., formerly Williams Gas Pipelines Central, Inc., (Southern Star) and Missouri Gas Energy, A Division of Southern Union (MGE) providing for the transportation of natural gas by Southern Star for Missouri Gas Energy, A Division of Southern Union.

         Accordingly, Southern Star and Missouri Gas Energy, A Division of Southern Union hereby desire to amend the Agreement between them as follows:

         A. EXHIBIT "A", Market receipt points, shall be deleted in its entirety and replaced with the attached EXHIBIT "A".

         B. EXHIBIT "C", Storage, shall be deleted in its entirety and replaced with the attached EXHIBIT "C".

         This amendment shall become effective November 1, 2003 and shall remain in force for a term to coincide with the term of the Agreement.

         The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

         Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

         If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                        Very truly yours

MISSOURI GAS ENERGY,                    SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
DIVISION OF SOUTHERN UNION

By [SIGNATURE ILLEGIBLE]               By [SIGNATURE ILLEGIBLE]
   --------------------------             -----------------------------------
Title Director, Gas Supply             Title Vice President, Customer Service
      -----------------------                --------------------------------

AGREED TO AND ACCEPTED this ___ day of ________________, 2003

                               EXHIBIT A - MARKET
                                       TO
                         TRANS-STORAGE CONTRACT TA-8249
                                REQUEST TR-00724
                                DATED 06/15/2001
                BETWEEN SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
                   AND MISSOURI GAS ENERGY, DIV OF SOUTH UNION

---------------------------------------------------------------------------------------------------------------
                                                                                                       MAXIMUM
RECEIPT LOCATION(S)                        POINT  DPY  RATE   TYP SEC-TWN-RNG         COUNTY    ST     DAILY
                                           NUMBER      AREA                                           QTY (DTH)
---------------------------------------------------------------------------------------------------------------

1 KM INTERSTATE - KN - FRANKLIN COUNTY, KA   16593 190    M   TER 10-16S-020E    FRANKLIN       KS       20,000
2 SOUTHERN STAR - PRD/MKT INTERFACE         999000 909    M   MPT                HARVEY         KS      222,542
3 SOUTHERN STAR - MKT STORAGE               999021 909    M   STO 31-09S-020E    JEFFERSON      KS      485,084
4 MASTER RECEIPT POINT LIST IN EFFECT

---------------------------------------------------------------------------------------------------------------

TOTAL MAXIMUM DAILY QUANTITY:          727,626 DTH




EFFECTIVE DATE OF THIS EXHIBIT A: 11/01/2003


MISSOURI GAS ENERGY, DIV OF SOUTH UNION         SOUTHERN STAR CENTRAL GAS PIPELINE, INC.

By: [SIGNATURE ILLEGIBLE]     Date: 10-24-03    By: [SIGNATURE ILLEGIBLE]  Date: 10/28/03
   ----------------------           --------       ----------------------        --------

10/20/03                                                                 PAGE 1

                               EXHIBIT C - STORAGE
                                       TO
                         TRANS-STORAGE CONTRACT TA-8249
                                REQUEST TR-00724
                                DATED 06/15/2001
                BETWEEN SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
                   AND MISSOURI GAS ENERGY, DIV OF SOUTH UNION

----------------------------------------------------------------------

 MAXIMUM DAILY WITHDRAWAL QUANTITY:        485,084 DTH
 MAXIMUM STORAGE QUANTITY:**            16,007,772 DTH



** MAXIMUM DAILY WITHDRAWAL QUANTITY TIMES 33.




EFFECTIVE DATE OF THIS EXHIBIT C: 11/01/2003

MISSOURI GAS ENERGY, DIV OF SOUTH UNION           SOUTHERN STAR CENTRAL GAS PIPELINE, INC.


By:[SIGNATURE ILLEGIBLE]   Date: 10-24-03         By: [SIGNATURE ILLEGIBLE]   Date: 10/28/03
   ---------------------         --------            ----------------------         --------

10/20/03                                                                 PAGE 1

TA8249                                                      [SOUTHERN STAR LOGO]

July 23, 2003                                                     P.O. Box 20010
                                                              3800 Frederica St.
                                                       Owensboro, Kentucky 42304
Missouri Gas Energy, Division of Southern Union                     270/852-5000
3420 Broadway, 3rd Floor
Kansas City, MO 64111

Dear John:

         Reference is made to the Transportation Agreement (Agreement) dated June 15, 2001, between Southern Star Central Gas Pipeline, Inc., formerly Williams Gas Pipelines Central, Inc., (Southern Star) and Missouri Gas Energy, Division of Southern Union (MGE) providing for the transportation of natural gas by Southern Star for MGE.

         Accordingly, Southern Star and MGE hereby desire to amend the Agreement between them as follows:

         A. EXHIBIT "A", Production receipt points, shall be deleted in its entirety and replaced with the attached EXHIBIT "A".

         This amendment shall become effective August 1, 2003 and shall remain in force for a term to coincide with the term of the Agreement.

         The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

         Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

         If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.


                                           Very truly yours,

MISSOURI GAS ENERGY,                        SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
DIVISION OF SOUTHERN UNION

By [SIGNATURE ILLEGIBLE]                    By: [SIGNATURE ILLEGIBLE]
   -------------------------------------        -----------------------------------

Title V.P., Pricing & Regulatory Affairs    Title: Vice President, Customer Service
      ----------------------------------           --------------------------------

AGREE TO AND ACCEPTED this      day of                  , 2003.
                          -----       -----------------

                             EXHIBIT A - PRODUCTION
                                       TO
                         TRANS-STORAGE CONTRACT TA-8249
                                REQUEST TR-00724
                                DATED 06/15/2001


                BETWEEN SOUTHERN STAR CENTRAL GAS PIPELINE, INC.
                   AND MISSOURI GAS ENERGY, DIV OF SOUTH UNION


------------------------------------------------------------------------------------------------------------------
                                                                                                        MAXIMUM
RECEIPT LOCATION(S)                        POINT    DPY   RATE  TYP  SEC-TWN-RNG    COUNTY        ST     DAILY
                                           NUMBER         AREA                                          OTY (DTH)
------------------------------------------------------------------------------------------------------------------
1 DUKE ENERGY FLO - CARNEY PLANT-DUKE ENER   13194  390    P    PLN  36-16N-002E    LINCOLN        OK            0
2 PIONEER NATURAL - SATANTA PLANT            15433  130    P    PLN  08-30S-035W    GRANT          KS       48,000
3 DUKE ENERGY FLD - SHOLEM PLANT-MOBIL       15857  385    P    PLN  02-01S-004W    STEPHENS       OK        9,893
4 DUKE ENERGY FLD - SHOLEM PLANT-MOBIL       15857  385    P    PLN  02-01S-004W    STEPHENS       OK        3,850
5 BP AMERICA - KS HUGOTON MAINLINE INTERFA   16289  130    P    TRA  03-29S-035W    GRANT          KS       65,443
6 FS ROCKY MTN - ECHO SPRINGS PLANT          16294  491    P    TRA  01-19N-093W    CARBON         WY       14,621
7 SALT PLAINS STO - SALT PLAINS STORAGE WI   16376  315    P    TPS  35-28N-008W    GRANT          OK        5,000
8 WESTERN GAS RS - CHENEY DELL PLANT         16524  458    P    PGR  05-23N-011W    ALFALFA        OK        7,150
9 MASTER RECEIPT POINT LIST IN EFFECT
------------------------------------------------------------------------------------------------------------------
 TOTAL MAXIMUM DAILY QUANTITY:               153,957 DTH




EFFECTIVE DATE OF THIS EXHIBIT A: 08/01/2003

MISSOURI GAS ENERGY, DIV OF SOUTH UNION       SOUTHERN STAR CENTRAL GAS PIPELINE, INC.

By: [SIGNATURE ILLEGIBLE]              Date: 7/28/03     By: J. Harder                Date: 8/6/03
   --------------------------------         --------         ---------------------         -------

07/23/03                                                                 PAGE 1

                                                                       TA8249
                                                                       TR0724

                     FORM OF TRANS-STORAGE SERVICE AGREEMENT
                             UNDER RATE SCHEDULE TSS

THIS AGREEMENT is made and entered into this 15th day of June, 2001, by and between Williams Gas Pipelines Central, Inc., a Delaware corporation, having its principal office in Owensboro, Kentucky, hereinafter referred to as 'Williams," Missouri Gas Energy, a division of Southern Union Company (MGE), a Delaware corporation, having its principal office in Austin, Texas, hereinafter referred to as "Shipper."

IN CONSIDERATION of the premises and of the mutual covenants and agreements herein contained, Williams and Shipper agree as follows:


                                    ARTICLE I
                                    QUANTITY

1.1 Subject to the provisions of this Agreement and of Williams' Rate Schedule TSS, Williams agrees to receive such quantities of natural gas as Shipper may cause to be tendered to Williams at the Primary Receipt Point(s) designated on Exhibit A which are selected from Williams' Master Receipt Point List, as revised from time to time, for transportation and storage on a firm basis; provided, however, that in no event shall Williams be obligated to receive on any day in excess of the Maximum Daily Quantity (MDQ) for each Primary Receipt Point or of the Maximum Daily Transportation Quantity (MDTQ) for all Primary Receipt Points within any area, all as set forth on Exhibit A.

1.2 Williams agrees to deliver and Shipper agrees to accept (or cause to be accepted) at the Primary Delivery Point(s) taken from the Master Delivery Point List and designated on Exhibit B a quantity of natural gas thermally equivalent to the quantity received by Williams for transportation and withdrawn from storage as provided in Article 1.3 hereunder less appropriate reductions for fuel and loss as provided in Williams' Rate Schedule TSS; provided, however, that Williams shall not be obligated to deliver on any day quantities in excess of the MDQ for each Primary Delivery Point or in excess of the MDTQ within any area for all Primary Delivery Points, all as set forth on Exhibit B.

1.3 Subject to the provisions of this Agreement and of Williams' Rate Schedule TSS, Williams agrees to (a) inject and store such quantities of natural gas up to the Maximum Storage Quantity (MSQ) and the Maximum Daily Injection Quantity
(MDIQ) as Shipper may cause to be tendered to Williams for injection into storage, less appropriate reductions for fuel and loss, and (b) withdraw such quantities of natural gas up to Shipper's gas in storage and the Maximum Daily Withdrawal Quantity (MDWQ) reflected on Exhibit C, all on a firm basis.


                                   ARTICLE II
                    DELIVERY POINT(S) AND DELIVERY PRESSURE

2.1 Natural gas to be delivered hereunder by Williams to or on behalf of Shipper shall be delivered at the outlet side of the measuring station(s) at or near the Delivery Point(s) designated on Exhibit B at Williams' line pressure existing at such Delivery Point(s).


                                   ARTICLE III
              RATE, RATE SCHEDULE AND GENERAL TERMS AND CONDITIONS

3.1 Shipper shall pay Williams each month for al! service rendered hereunder the then-effective, applicable rates and charges under Williams' Rate Schedule TSS, as such rates and charges and Rate Schedule TSS may hereafter be modified, supplemented, superseded or replaced generally or as to the service hereunder. Shipper agrees that Williams shall have the unilateral right from time to time to file with the appropriate regulatory authority and make effective changes in
(a) the rates and charges applicable to service hereunder, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions incorporated by reference in such rate schedule(s); provided, however, Shipper shall have the right to protest any such changes.

3.2 This Agreement in all respects is subject to the provisions of Rate Schedule TSS, or superseding rate schedule(s), and applicable provisions of the General Terms and Conditions included by reference in said Rate Schedule TSS, all of which are by reference made a part hereof.


                                   ARTICLE IV
                                      TERM

4.1 This Agreement shall become effective June 15, 2001, and shall continue in full force and effect until October 1, 2006 provided, however, this Agreement shall be considered as renewed and extended beyond such original term for successive five (5) year terms thereafter, unless canceled, effective at the end of the primary term or at the end of any subsequent five (5) year term, by
(12) months advance written notice by either party.

4.2 This Agreement may be suspended or terminated by Willianis in the event Shipper fails to pay all of the amount of any bill rendered by Williams hereunder when that amount is due; provided, however, Williams shall give Shipper and the FERC thirty (30) days notice prior to any suspension or termination of service. Service may continue hereunder if within the thirty-day notice period satisfactory assurance of payment is made by Shipper in accord with Article 18 of the General Terms and Conditions. Suspension or termination of this Agreement shall not excuse Shipper's obligation to pay all demand and other charges for the original term of the Agreement.



                                    ARTICLE V
                                     NOTICES

5.1 Unless otherwise agreed to in writing by the parties, any notice, request, demand, statement or bill respecting this Agreement shall be in writing and shall be deemed given when placed in the regular mail or certified mail, postage prepaid and addressed to the other party, or sent by overnight delivery service, or by facsimile, at the following addresses or facsimile numbers, respectively:

          Central

Williams Gas Pipelines Central, Inc.
3800 Frederica Street
Post Office Box 20008
Owensboro, Kentucky 42304

 Attention:       Gas Revenue Accounting (Billings and Statements)
                  Marketing Administration (Other Matters)
                  Scheduling and Imbalances (Nominations)
                  Fax (270) 688-6817


          Shipper

Missouri Gas Energy
  a division of Southern Union Company
504 Lavaca, Suite 800
Austin, Texas 78701

Attention:       Mr. Michael Langston

                                   ARTICLE VI
                                  MISCELLANEOUS

6.9 The interpretation, performance and enforcement of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

6.2 As of the date of execution of Exhibits A, B, and C attached to this Agreement, such executed exhibits shall be incorporated by reference as part of this Agreement. The parties may amend Exhibits A, B, and C by mutual agreement, which amendment shall be reflected in a revised Exhibit A, B, and C and shall be incorporated by reference as part of this Agreement.

6.3 Any Service Agreements under Rate Schedule TSS shall not cover service under both TSS-P and TSS-M.

6.4 OTHER THAN AS MAY BE SET FORTH HEREIN, WILLIAMS MAKES NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY.

6.5 Other Miscellaneous

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Attest:                                     WILLIAMS GAS PIPELINES CENTRAL, INC.

       Sherry L. Rice                       By      [SIGNATURE ILLEGIBLE]
-------------------------------------          -------------------------------
        Assistant Secretary
                                            Title Senior Vice President & General Manager
                                                  ---------------------------------------
Attest/Witness:                             MISSOURI GAS ENERGY, A DIVISION OF
                                            SOUTHERN UNION COMPANY (MGE)


                                           By      [SIGNATURE ILLEGIBLE]
--------------------------------------        --------------------------------
             Secretary

                                           Title       Vice President
                                                 -----------------------------

                                   * AMENDMENT

         THIS AMENDMENT entered into this 2nd day of September, 2003, by and between Southern Star Central Gas Pipeline, Inc. (formerly named Williams Gas Pipelines Central, Inc.) (hereinafter named "Southern Star") and Missouri Gas Energy, a division of Southern Union Company (hereinafter named "MGE") hereby amends the terms and conditions of the Letter Agreement between the parties dated April 5, 2001, as follows:

1. The paragraph numbered 6. shall be deleted in its entirety and replaced with:

         6. Southern Star understands and shares MGE's desire to continuously improve the efficiency of the integrated Southern Star gas transmission and MGE gas distribution operations. In anticipation of opportunities to pursue such efficiencies, Southern Star will include $1,000,000.00 of capital expenditures in its capital program (the parties hereby acknowledge that $155,500 of said $1,000,000.00 has already been performed as of the date of this amendment leaving a remainder of $844,500 to perform as set out herein) during the period from the effective date of this letter agreement through October 31, 2004 for system enhancements on Southern Star's mainline system as necessary to maintain or enhance firm service to MGE's distribution system in Missouri. The parties will work together and by mutual agreement, determine the projects that will be implemented. Such projects will be decided on by April 1, 2004. Southern Star will retain final decisional authority regarding the prudence of implementing the project(s).

2. Any reference to Williams or Williams Gas Pipeline-Central are hereby amended to read Southern Star Central Gas Pipeline, Inc.


          Except as specifically provided herein, the terms of the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, this Amendment has been signed the day and year first above written.

Southern Star Central Gas Pipeline, Inc.      Missouri Gas Energy
                                              a division of Southern Union
                                              Company

By   Michael Walsh                            By  [SIGNATURE ILLEGIBLE]
   -----------------------------------           -------------------------------

Name  Michael Walsh                           Name [SIGNATURE ILLEGIBLE]
     ---------------------------------             -----------------------------

Title  COO                                    Title V.P, Pricing & Reg. Affairs
      --------------------------------              ----------------------------

                             EXHIBIT B - PRODUCTION
                                       TO
                         TRANS-STORAGE CONTRACT TA-8249
                                REQUEST TR-00724
                                DATED 06/15/2001
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                   AND MISSOURI GAS ENERGY, DIV OF SOUTH UNION


------------------------------------------------------------------------------------------
                                                                                 MAXIMUM
DELIVERY LOCATION(S)                         POINT    DPY   RATE   TYP  ST        DAILY
                                             NUMBER         AREA                 QTY (DTH)
------------------------------------------------------------------------------------------
1 PRD/MKT INTERFACE                          999000   909     P    PPT  KS         153,957
2 MASTER DELIVERY POINT LIST IN EFFECT                             -
------------------------------------------------------------------------------------------


TOTAL MAXIMUM DAILY QUANTITY:               153,957 DTH




EFFECTIVE DATE OF THIS EXHIBIT B: 08/01/2002

MISSOURI GAS ENERGY, DIV OF SOUTH UNION         WILLIAMS GAS PIPELINES CENTRAL, INC.


BY: [SIGNATURE ILLEGIBLE]  DATE: 8-13-2002      BY: [SIGNATURE ILLEGIBLE]   DATE: 8-19-02
   ----------------------        ----------         ---------------------         -------

08/06/02                                                                 PAGE 1

                               EXHIBIT C - STORAGE
                                       TO
                         TRANS-STORAGE CONTRACT TA-8249
                                REQUEST TR-00724
                                DATED 06/15/2001
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                      AND MISSOURI GAS ENERGY, DIV OF SOUTH UNION

MAXIMUM DAILY WITHDRAWAL QUANTITY:        485,084 DTH
MAXIMUM STORAGE QUANTITY:**            16,007,772 DTH

**MAXIMUM DAILY WITHDRAWAL QUANTITY TIMES 33.



EFFECTIVE DATE OF THIS EXHIBIT C: 08/01/2002


MISSOURI GAS ENERGY, DIV OF SOUTH UNION          WILLIAMS GAS PIPELINES CENTRAL, INC.


BY: [SIGNATURE ILLEGIBLE]    DATE: 8-13-2002     BY: [SIGNATURE ILLEGIBLE]   DATE: 8-19-02
    ----------------------         ----------         --------------------         -------

08/06/02                                                                 PAGE 1

                               EXHIBIT B - MARKET
                                       TO
                         TRANS-STORAGE CONTRACT TA-8249
                                REQUEST TR-00724
                                DATED 06/15/2001
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                   AND MISSOURI GAS ENERGY, DIV OF SOUTH UNION

---------------------------------------------------------------------------------------------
                                                                                      MAXIMUM
     DELIVERY LOCATION(S)                         POINT   DPY   RATE   TYP   ST        DAILY
                                                  NUMBER        AREA                 QTY (DTH)
---------------------------------------------------------------------------------------------
     1  EASLEY POULTRY FARM                          138  455    M     DCL   MO            10
     2  MGE INDUSTRIAL PARK                          175  455    M     DDL   MO           500
     3  MO MKT DOMESTICS                             730  455    M     RDM   MO           292
     4  CARTHAGE, JASPER, & LAMAR                   4812  450    M     DCL   MO        22,246
     5  ALBA,PURCELL,NECK CITY                     11704  450    M     DCL   MO           342
     6  CARL JUNCTION                              11709  260    M     DCL   MO         1,222
     7  CARTERVILLE                                11712  450    M     DCL   MO           904
     8  DUENWEG                                    11716  450    M     DCL   MO           607
     9  JOPLIN-GALLOWAY                            11740  450    M     DCL   MO        36,889
    10  REDDINGS MILL                              11772  225    M     DCL   MO           112
    11  SAGINAW                                    11776  450    M     DCL   MO            85
    12  SMITHFIELD                                 11778  260    M     DCL   MO            38
    13  STONES CORNER                              11779  450    M     DCL   MO           332
    14  WEBB CITY                                  11792  450    M     DCL   MO         4,588
    15  KS CITY, MO                                13745  195    M     DCL   MO       252,806
    16  GRAIN VALLEY & LAKE LOTAWANA               13746  235    M     DCL   MO        54,000
    17  MGE - KENTUCKY AVENUE                      13747  235    M     DCL   MO        40,000
    18  47TH & 71ST & STATELINE                    13748  115    M     DCL   MO       170,000
    19  CLEVELAND MO                               15012  235    M     DCL   MO           222
    20  EAST LYNNE & GARDEN CITY                   15020  235    M     DCL   MO           719
    21  FREEMAN                                    15024  235    M     DCL   MO           202
    22  HOLDEN                                     15032  235    M     DCL   MO         1,499
    23  KINGSVILLE                                 15044  235    M     DCL   MO           385
    24  LONE JACK                                  15050  235    M     DCL   MO           100
    25  PECULIAR                                   15064  235    M     DCL   MO           670
    26  PLEASANT HILL                              15066  235    M     DCL   MO         2,360
    27  DEARBORN MO                                15216  250    M     DCL   MO         1,676
    28  NEW MARKET & TRIMBLE                       15256  250    M     DCL   MO            55
    29  ANDERSON                                   17404  423    M     DCL   MO           870
    30  ASH GROVE, WALNUT GROVE & WIL              17406  455    M     DCL   MO         1,780
    31  AURORA                                     17408  455    M     DCL   MO         3,986
    32  BILLINGS MO                                17410  455    M     DCL   MO           624
    33  CLEVER MO                                  17414  455    M     DCL   MO           272
    34  CRANE MO                                   17416  455    M     DCL   MO           935
    35  DIAMOND                                    17418  455    M     DCL   MO           346
    36  FREISTATT                                  17426  455    M     DCL   MO            94
    37  GOODMAN                                    17430  423    M     DCL   MO           354
    38  LANAGAN                                    17448  423    M     DCL   MO           126
    39  MARIONVILLE                                17452  455    M     DCL   MO         1,381
    40  MONETT                                     17454  455    M     DCL   MO         8,806
    41  MT VERNON & VERONA                         17456  455    M     DCL   MO         2,691
    42  NEOSHO                                     17458  455    M     DCL   MO         6,686
    43  NOEL & NORTH NOEL                          17460  423    M     DCL   MO         2,434
    44  NIXA & OZARK                               17462  455    M     DCL   MO         5,223
    45  PIERCE CITY                                17464  455    M     DCL   MO           891
    46  PINEVILLE                                  17466  423    M     DCL   MO           253



08/06/02                                                                 PAGE 1

                               EXHIBIT B - MARKET
                                       TO
                         TRANS-STORAGE CONTRACT TA-8249
                                REQUEST TR-00724
                                DATED 06/15/2001
                  BETWEEN WILLIAMS GAS PIPELINES CENTRAL, INC.
                   AND MISSOURI GAS ENERGY, DIV OF SOUTH UNION

---------------------------------------------------------------------------------------------
                                                                                     MAXIMUM
DELIVERY LOCATION(S)                               POINT   DPY    RATE  TYP   ST      DAILY
                                                   NUMBER         AREA              QTY (DTH)
---------------------------------------------------------------------------------------------
     47 REPUBLIC                                   17472   455      M   DCL   MO        2,675
     48 SARCOXIE                                   17476   455      M   DCL   MO          967
     49 SENECA                                     17478   225      M   DCL   MO        1,339
     50 WENTWORTH                                  17492   455      M   DCL   MO           50
     51 ST JOSEPH                                  23576   250      M   DCL   MO       70,763
     52 ALMA                                       26304   425      M   DCL   MO          279
     53 BLACKBURN                                  26308   425      M   DCL   MO          199
     54 CARROLLTON                                 26312   425      M   DCL   MO        3,869
     55 CONCORDIA                                  26314   425      M   DCL   MO        1,944
     56 CORDER                                     26316   425      M   DCL   MO          270
     57 EMMA                                       26325   425      M   DCL   MO           77
     58 HIGGINSVILLE                               26332   425      M   DCL   MO        3,413
     59 KNOBNOSTER                                 26344   235      M   DCL   MO        3,070
     60 LA MONTE                                   26348   235      M   DCL   MO          363
     61 MT LEONARD                                 26352   425      M   DCL   MO           28
     62 NORBORNE                                   26356   425      H   DCL   MO          523
     63 SLATER                                     26376   425      M   DCL   MO        1,989
     64 SWEET SPRINGS                              26378   425      M   DCL   MO        1,231
     65 WARRENSBURG                                26392   235      M   DCL   MO        3,571
     66 WAVERLY                                    26394   425      M   DCL   MO          393
     67 MASTER DELIVERY POINT LIST IN EFFECT

---------------------------------------------------------------------------------------------

TOTAL MAXIMUM DAILY QUANTITY:                    727,626   DTH

EFFECTIVE DATE OF THIS EXHIBIT B: 08/01/2002

MISSOURI GAS ENERGY, DIV OF SOUTH UNION     WILLIAMS GAS PIPELINES CENTRAL, INC.




BY: [SIGNATURE ILLEGIBLE]   DATE: 8-13-2002     BY: [SIGNATURE ILLEGIBLE]   DATE: 8-19-02
   -----------------------        ----------        ---------------------         -------

08/06/02                                                                 PAGE 2